Exhibit 4.2
SUPPLEMENTAL INDENTURE
SUPPLEMENTAL INDENTURE No. 1, dated as of September 17, 2018 (the "Supplemental Indenture"), between HALFMOON PARENT, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as trustee and collateral agent (the "Trustee").
RECITALS:
WHEREAS, the Company and the Trustee are parties to a Senior Indenture, dated as of September 17, 2018 (the "Base Indenture" and, as supplemented by this Supplemental Indenture, the "Indenture"), relating to the issuance from time to time by the Company of its Securities on terms to be specified at the time of issuance;
WHEREAS, Section 9.01(7) of the Base Indenture provides that the Company may enter into a supplemental indenture to establish the terms and provisions of Securities of any series issued pursuant to the Indenture;
WHEREAS, the Company desires to issue ten separate series of Securities, and has duly authorized the creation and issuance of such Securities and the execution and delivery of this Supplemental Indenture to modify the Base Indenture and provide certain additional provisions as hereinafter described;
WHEREAS, the parties hereto deem it advisable to enter into this Supplemental Indenture for the purpose of establishing the terms of such Securities, providing for the rights, obligations and duties of the Trustee with respect to such Securities; and
WHEREAS, all conditions and requirements of the Base Indenture necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:
ARTICLE I

 DEFINITIONS
Section I.01 Definitions.
(a) For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:
"Acquisition" means the acquisition by the Company of Cigna and its Subsidiaries and Express Scripts and its Subsidiaries.

"Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depository for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.
"Business Day," means any day other than a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to be closed.
"Cigna" means Cigna Corporation, a Delaware corporation.
"Clearstream" means Clearstream Banking, S.A., Luxembourg.
"Definitive Note" means a certificated Senior Note bearing, if required, the appropriate Restricted Notes Legend set forth in Section 2.12(d).
"Depository" means The Depository Trust Company, its nominees and their respective successors.
"Designated Subsidiary" means (i) from and after the date upon which the Acquisition is consummated, each of Cigna, Connecticut General Life Insurance Company, Life Insurance Company of North America, Express Scripts, Express Scripts, Inc. and Medco Health Solutions, Inc., so long as it remains a Subsidiary, or any Subsidiary which is a successor of a Designated Subsidiary or (ii) from and after the date upon which the Required Merger is consummated, each of Connecticut General Life Insurance Company and Life Insurance Company of North America, so long as it remains a Subsidiary, or any Subsidiary which is a successor of a Designated Subsidiary.
"Domestic Subsidiary" means a Subsidiary that is organized or established under the laws of the United States of America, any state thereof or the District of Columbia.
"Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.
"Exchange Notes" has the meaning specified in the Registration Rights Agreement.
"Express Scripts" means Express Scripts Holding Company, a Delaware corporation.
"Global Notes Legend" means the legend set forth in Section 2.12(e)(i).
"Guarantors" means each of Cigna and Express Scripts from and after the date, if any, that such entity executes a supplemental indenture pursuant to Section 4.06 hereof until the date that such entity is released from its Guarantee pursuant to Section 4.03 hereof or otherwise.
"Initial Notes" means the Senior Notes issued pursuant to this Supplemental Indenture on the date hereof.

"Interest Payment Date" when used with respect to any Senior Notes, means the date specified in such Senior Notes as the fixed date on which an installment of interest is due and payable.
"Mandatorily Redeemable Notes" means the 18-Month Floating Rate Notes, the 2-Year Fixed Rate Notes, the 3-Year Floating Rate Notes, the 3-Year Fixed Rate Notes, the 5-Year Floating Rate Notes, the 5-Year Fixed Rate Notes, the 7-Year Fixed Rate Notes, the 10-Year Fixed Rate Notes and the 20-Year Fixed Rate Notes, each as defined in Section 2.01 hereof.
"Notes Custodian" means the custodian with respect to a Global Note (as appointed by the Depository), or any successor Person thereto and shall initially be the Trustee.
"Offering Memorandum" means the offering memorandum, dated as of September 6, 2018, relating to the offering of the Initial Notes.
"Purchase Agreement" means the Purchase Agreement dated as of September 6, 2018 among the Company, Cigna and the Representatives.
"Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A promulgated under the Securities Act.
"Record Date" means the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day; provided that if any of the Senior Notes are held by a securities depositary in book-entry form, the record date for such Senior Notes will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid.
"Registered Exchange Offer" means the offer by the Company (or, if applicable, Cigna), pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.
"Registration Rights Agreement" means the Registration Rights Agreement dated as of September 17, 2018, among the Company and the Representatives.
"Regulation S" means Regulation S promulgated under the Securities Act.
"Regulation S Notes" means all Senior Notes offered and sold in an offshore transaction in reliance on Regulation S.
"Representatives" means Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities LLC, as representatives of the initial purchasers named in Schedule I to the Purchase Agreement.
"Restricted Notes Legend" means the legend set forth in Section 2.12(e)(ii).

"Restricted Period" means with respect to any Senior Notes the period that is 40 consecutive days beginning on and including the later of (i) the day on which such Senior Notes are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date of original issuance with respect to such Senior Notes.
"Rule 144" means Rule 144 promulgated under the Securities Act.
"Rule 144A" means Rule 144A promulgated under the Securities Act.
"Rule 144A Notes" means all Senior Notes offered and sold to purchasers reasonably believed to be QIBs in reliance on Rule 144A.
"Securities Act" means the U.S. Securities Act of 1933, as amended.
"Security Agreement" means the Security Agreement dated as of September 17, 2018, among the Company and the Trustee, as Secured Party.
"Stated Maturity" means, with respect to each series, the relevant date set forth in Section 2.03.
"Transfer Restricted Note" means any Senior Note that bears or is required to bear a Restricted Notes Legend.
"Trigger Date" shall mean the earlier to occur of:
(i) the date on which the Company shall have delivered to the Trustee  a certificate signed by its Chairman of the Board, its Vice Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary of the Company certifying that:
(A) substantially concurrently with the release of the liens granted under the Security Agreement, the Acquisition shall have been or shall be consummated; and
(B) Cigna and Express Scripts (or their respective successors) shall have guaranteed (or shall, promptly following such date, guarantee) the Senior Notes; and
(ii) the Special Mandatory Redemption Date.
(b) The terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular.
(c) terms used herein without definition shall have the meanings specified in the Base Indenture.
(d) All references to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

(e) The terms "herein," "hereof," "hereunder" and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.
(f) All references to "interest" on the Senior Notes shall be deemed to include any additional interest thereof pursuant to the Registration Rights Agreement.
Section I.02 Index of Defined Terms.
Term	Page

10-Year Fixed Rate Notes	8
18-Month Floating Rate Notes	7
20-Year Fixed Rate Note	8
2-Year Fixed Rate Notes	7
30-Year Fixed Rate Notes	8
3-Year Fixed Rate Notes	8
3-Year Floating Rate Notes	8
5-Year Fixed Rate Notes	8
5-Year Floating Rate Notes	8
7-Year Fixed Rate Notes	8
Account Control Agreement	31
Acquisition	1
Additional Senior Notes	9
Adjustments	14
Agent Members	16
Alternative Rate	14
Applicable Procedures	2
Base Indenture	1, B-1
Below Investment Grade Rating Event	26
Business Day	2
Calculation Agent	12
Change of Control	27
Change of Control Offer	25
Change of Control Payment	25
Change of Control Payment Date	25
Change of Control Triggering Event	27
Cigna	2
Clearstream	2
Collateral Default	35
Company	1, A-1, B-1
Comparable Treasury Issue	29
Comparable Treasury Price	29
Covenant Defeasance	40
Daily Interest Amount	14
Definitive Note	2
Depository	2

Designated Subsidiary	2
Domestic Subsidiary	2
Euroclear	2
Event of Default	34
Exchange Act	25
Exchange Notes	2
Express Scripts	2
First Supplemental Indenture	B-1
Fitch	27
Fixed Rate Make Whole Redemption Price	28
Fixed Rate Notes	8
Floating Rate Interest Payment Date	12
Floating Rate Notes	8
Guarantee	41, B-2
Guarantee Release Condition	42
Guarantor	B-1
Guarantors	2, B-1
IFA	14
Indenture	1, B-1
Independent Investment Banker	29
Initial Notes	2
Interest Determination Date	13
Interest Payment Date	3
Interest Reset Date	12
Investment Grade Rating	27
LIBOR Alternative Rate Provision	14
LIBOR Event	14
London Business Day	13
Make-Whole Basis Points	29
Mandatorily Redeemable Notes	3
Moody's	28
nationally recognized statistical rating organization	28
Notes	B-1
Notes Custodian	3
Notice of Default	34
Offering Memorandum	3
Par Call	28
Par Call Date	29
Permitted Investments	32
person	27
Pledged Property	31
Primary Treasury Dealer	30
Purchase Agreement	3
QIB	3
Qualified Institutional Buyer	3
Rating Agencies	28

Record Date	3
Redemption Exclusive Control Trigger Event	32
Reference Treasury Dealer	30
Reference Treasury Dealer Quotations	30
Registered Exchange Offer	3
Registration Rights Agreement	3
Regular Record Date	11
Regulation S	3
Regulation S Global Note	15
Regulation S Notes	3
Required Merger	32
Restricted Notes Legend	2, 3
Restricted Period	4
Rule 144	4
Rule 144A	4
Rule 144A Global Note	15
Rule 144A Notes	4
S&P	28
Securities	A-1
Securities Act	4, A-1
Security Agreement	4
Segregated Collateral Accounts	31
Senior Notes	8
Special Mandatory Redemption	30
Special Mandatory Redemption Date	31
Special Mandatory Redemption Price	31
Special Mandatory Redemption Trigger Date	30
Stated Maturity	4
Supplemental Indenture	1, B-1
Transfer Restricted Note	4
Treasury Rate	30
Trigger Date	4
Trustee	1
Use of Proceeds Exclusive Control Trigger Event	32
voting stock	27

ARTICLE II
 THE SENIOR NOTES
Section 2.01 Title of Securities.  There shall be:
(a) a series of Securities designated the "Senior Floating Rate Notes due 2020" of the Company (the "18-Month Floating Rate Notes");
(b) a series of Securities designated the "3.200% Senior Notes due 2020" of the Company (the "2-Year Fixed Rate Notes");

(c) a series of Securities designated the "Senior Floating Rate Notes due 2021" of the Company (the "3-Year Floating Rate Notes");
(d) a series of Securities designated the "3.400% Senior Notes due 2021" of the Company (the "3-Year Fixed Rate Notes");
(e) a series of Securities designated the "Senior Floating Rate Notes due 2023" of the Company (the "5-Year Floating Rate Notes" and, together with the 18-Month Floating Rate Notes and the 3-Year Floating Rate Notes, the "Floating Rate Notes");
(f) a series of Securities designated the "3.750% Senior Notes due 2023" of the Company (the "5-Year Fixed Rate Notes");
(g) a series of Securities designated the "4.125% Senior Notes due 2025" of the Company (the "7-Year Fixed Rate Notes");
(h) a series of Securities designated the "4.375% Senior Notes due 2028" of the Company (the "10-Year Fixed Rate Notes");
(i) a series of Securities designated the "4.800% Senior Notes due 2038" of the Company (the "20-Year Fixed Rate Notes"); and
(j) a series of Securities designated the "4.900% Senior Notes due 2048" of the Company (the "30-Year Fixed Rate Notes" and, together with the 2-Year Fixed Rate Notes, the 3-Year Fixed Rate Notes, the 5-Year Fixed Rate Notes, the 7-Year Fixed Rate Notes, the 10-Year Fixed Rate Notes and the 20-Year Fixed Rate Notes, the "Fixed Rate Notes," and the Fixed Rate Notes together with the Floating Rate Notes, the "Senior Notes").
Section 2.02 Limitation of Aggregate Principal Amount.
(a) The aggregate principal amount of the 18-Month Floating Rate Notes shall initially be limited to $1,000,000,000.
(b) The aggregate principal amount of the 2-Year Fixed Rate Notes shall initially be limited to $1,750,000,000.
(c) The aggregate principal amount of the 3-Year Floating Rate Notes shall initially be limited to $1,000,000,000.
(d) The aggregate principal amount of the 3-Year Fixed Rate Notes shall initially be limited to $1,250,000,000.
(e) The aggregate principal amount of the 5-Year Floating Rate Notes shall initially be limited to $700,000,000.
(f) The aggregate principal amount of the 5-Year Fixed Rate Notes shall initially be limited to $3,100,000,000.

(g) The aggregate principal amount of the 7-Year Fixed Rate Notes shall initially be limited to $2,200,000,000.
(h) The aggregate principal amount of the 10-Year Fixed Rate Notes shall initially be limited to $3,800,000,000.
(i) The aggregate principal amount of the 20-Year Fixed Rate Notes shall initially be limited to $2,200,000,000.
(j) The aggregate principal amount of the 30-Year Fixed Rate Notes shall initially be limited to $3,000,000,000.
(k) In the case of each series of Senior Notes, the aggregate principal amount specified in this Section shall be subject to the amount of such series that is authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, such series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 of the Base Indenture and the amount of such series which, pursuant to Section 3.03 of the Base Indenture, is deemed never to have been authenticated and delivered thereunder.
(l) The Company may from time to time, without notice to or the consent of the Holders of any series of Senior Notes, create and issue further Senior Notes of any such series ranking equally with the Senior Notes of such series (and being treated as a single class with the Senior Notes of such series) in all respects ("Additional Senior Notes"); provided, however, that if such Additional Senior Notes are not fungible with the initial Senior Notes of such series for U.S. federal income tax purposes, such Additional Senior Notes will have a separate CUSIP number. The Senior Notes of each series and any Additional Senior Notes of such series, together with any Exchange Notes issued with respect to such series in accordance with the Registration Rights Agreement, will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions.
Section 2.03 Principal Payment Date.
(a) The principal amount of the 18-Month Floating Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on March 17, 2020, which date shall be the Stated Maturity of the 18-Month Floating Rate Notes.
(b) The principal amount of the 2-Year Fixed Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on September 17, 2020, which date shall be the Stated Maturity of the 2-Year Fixed Rate Notes.
(c) The principal amount of the 3-Year Floating Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on September 17, 2021, which date shall be the Stated Maturity of the 3-Year Floating Rate Notes.
(d) The principal amount of the 3-Year Fixed Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on September 17, 2021, which date shall be the Stated Maturity of the 3-Year Fixed Rate Notes.

(e) The principal amount of the 5-Year Floating Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on July 15, 2023, which date shall be the Stated Maturity of the 5-Year Floating Rate Notes.
(f) The principal amount of the 5-Year Fixed Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on July 15, 2023, which date shall be the Stated Maturity of the 5-Year Fixed Rate Notes.
(g) The principal amount of the 7-Year Fixed Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on November 15, 2025, which date shall be the Stated Maturity of the 7-Year Fixed Rate Notes.
(h) The principal amount of the 10-Year Fixed Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on October 15, 2028, which date shall be the Stated Maturity of the 10-Year Fixed Rate Notes.
(i) The principal amount of the 20-Year Fixed Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on August 15, 2038, which date shall be the Stated Maturity of the 20-Year Fixed Rate Notes.
(j) The principal amount of the 30-Year Fixed Rate Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on December 15, 2048, which date shall be the Stated Maturity of the 30-Year Fixed Rate Notes.
Section 2.04 Interest on the Fixed Rate Notes.
(a) The rate of interest on each 2-Year Fixed Rate Note shall be 3.200% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, and interest on each 2-Year Fixed Rate Note shall be payable semi-annually in arrears on March 17 and September 17 of each year, commencing on March 17, 2019, and on the Maturity of such series.
(b) The rate of interest on each 3-Year Fixed Rate Note shall be 3.400% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, and interest on each 3-Year Fixed Rate Note shall be payable semi-annually in arrears on March 17 and September 17 of each year, commencing on March 17, 2019, and on the Maturity of such series.
(c) The rate of interest on each 5-Year Fixed Rate Note shall be 3.750% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, and interest on each 5-Year Fixed Rate Note shall be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2019, and on the Maturity of such series.
(d) The rate of interest on each 7-Year Fixed Rate Note shall be 4.125% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, and interest on each 7-Year Fixed Rate Note shall be payable semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2019, and on the Maturity of such series.

(e) The rate of interest on each 10-Year Fixed Rate Note shall be 4.375% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, and interest on each 10-Year Fixed Rate Note shall be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2019, and on the Maturity of such series.
(f) The rate of interest on each 20-Year Fixed Rate Note shall be 4.800% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, and interest on each 20-Year Fixed Rate Note shall be payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2019, and on the Maturity of such series.
(g) The rate of interest on each 30-Year Fixed Rate Note shall be 4.900% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, and interest on each 30-Year Fixed Rate Note shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2019, and on the Maturity of such series.
(h) The amount of interest payable on the Fixed Rate Notes on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period.
(i) If the date on which a payment of interest or principal on the Fixed Rate Notes is scheduled to be paid is not a Business Day, then that interest or principal payable on such date will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.
(j) The interest payable in respect of any Fixed Rate Notes, and punctually paid or duly provided for, on any Interest Payment Date in respect of such Fixed Rate Notes will be paid to the Person in whose name such Fixed Rate Note (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (the "Regular Record Date"), provided that if any of the Fixed Rate Notes are held by a securities depositary in book-entry form, the Regular Record Date for such Fixed Rate Notes will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of such Fixed Rate Notes is payable.
Section 2.05 Interest on the Floating Rate Notes.
(a) The rate of interest on each 18-Month Floating Rate Note shall be a floating rate, reset quarterly, equal to LIBOR determined as described herein plus 0.35% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, payable quarterly in arrears on March 17, June 17, September 17 and December 17 of each year, commencing on December 17, 2018 and on the Maturity of such series.

(b) The rate of interest on each 3-Year Floating Rate Note shall be a floating rate, reset quarterly, equal to LIBOR determined as described herein plus 0.65% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, payable quarterly in arrears on March 17, June 17, September 17 and December 17 of each year, commencing on December 17, 2018 and on the Maturity of such series.
(c) The rate of interest on each 5-Year Floating Rate Note shall be a floating rate, reset quarterly, equal to LIBOR determined as described herein plus 0.89% per annum, accruing from the date of original issuance or from the most recent date to which interest has been paid or duly provided for, payable semi-annually in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2018 and on the Maturity of such series.
(d) The amount of interest payable in respect of any Floating Rate Note, and punctually paid or duly provided for, on any interest payment date specified in Section 2.05(a), (b) and (c) (each, a "Floating Rate Interest Payment Date") will be paid to the Person in whose name such Floating Rate Note (or one or more Predecessor Securities) is registered on the Regular Record Date, provided that if any of the Floating Rate Notes are held by a securities depositary in book-entry form, the Regular Record Date for such Floating Rate Notes will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of such Fixed Rate Notes is payable.
(e) If a Floating Rate Interest Payment Date (other than any Maturity) is not a Business Day, then such Floating Rate Interest Payment Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Payment Date shall be the immediately preceding Business Day.  If the relevant Maturity of any Floating Rate Note falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such Maturity.
(f) The Floating Rate Notes will bear interest for each Interest Period at a rate determined by U.S. Bank National Association, acting as calculation agent, or any successor thereto, including a successor appointed pursuant to 2.05(i) (the "Calculation Agent").
(g) The interest rate for each Interest Period will be reset for the 18-Month Floating Rate Notes and the 3-Year Floating Rate Notes on March 17, June 17, September 17 and December 17 of each year and for the 5-Year Floating Rate Notes on January 15, April 15, July 15 and October 15 of each year (each such date, an "Interest Reset Date"), and will be set for the initial Interest Period on the date of original issuance on the Floating Rate Notes. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Reset Date shall be the immediately preceding Business Day. The initial Interest Period for the Floating Rate Notes will be the period from and including September 17, 2018 to, but excluding, the first Interest Reset Date. Thereafter, an "Interest Period" shall mean the period from and including an Interest Reset Date to, but excluding, the next succeeding Interest Reset Date and, in the case of the last such period, from and including the Interest Reset Date immediately preceding Maturity,  but excluding, such Maturity.

(h) The interest determination date for the initial Interest Period will be the date that is the second London Business Day preceding the date of original issuance of the Floating Rate Notes and for any other Interest Period will be the second London Business Day preceding the relevant Interest Reset Date (the "Interest Determination Date"). A "London Business Day" is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next Interest Period.
(i) Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the Holders of the Floating Rate Notes, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint another Person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.
(j) On any Interest Determination Date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, or if "Reuters Page LIBOR01" is not available at such time, the Calculation Agent will obtain such rate from Bloomberg L.P.'s page "BBAM."
(k) Subject to Section 2.05(l), if no offered rate appears on "Reuters Page LIBOR01" or Bloomberg L.P.'s page "BBAM" on an Interest Determination Date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable Interest Period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period.

(l) Notwithstanding Section 2.05(k), if the Company, in its sole discretion, determines that LIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a "LIBOR Event"), the Calculation Agent will use, as directed by the Company, as a substitute for LIBOR (the "Alternative Rate") for each future floating rate Interest Determination Date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions ("Adjustments"), in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR, the Company may, in its sole discretion, appoint an independent financial advisor ("IFA") to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the Holders of Floating Rate Notes. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period (for purposes hereof, this Section 2.05(l) will be referred to as the "LIBOR Alternative Rate Provision").
(m) The amount of interest for each day that the Floating Rate Notes of any series are Outstanding (the "Daily Interest Amount") will be calculated by dividing the floating interest rate in effect for such day for such series by 360 and multiplying the result by the principal amount of the Floating Rate Notes of such series (known as the "Actual/360" day count). The amount of interest to be paid on the Floating Rate Notes for any Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Interest Period.
(n) Notwithstanding the foregoing or anything to the contrary provided herein, the interest rate on the Floating Rate Notes will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.
(o) All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.
(p) Upon prior written request from any Holder of the Floating Rate Notes, the Calculation Agent will provide the interest rate in effect on the Floating Rate Notes for the current Interest Period and, if it has been determined, the interest rate to be in effect for the next Interest Period.

Section 2.06 Place of Payment.  The place where the Senior Notes may be presented or surrendered for payment, where the Senior Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Company in respect of the Senior Notes and the Indenture may be served, shall be the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York.
Section 2.07 Sinking Fund Obligations.  The Company has no obligation to redeem or purchase any Senior Notes pursuant to any sinking fund or analogous requirement.
Section 2.08 Denomination.  The Senior Notes shall be issued only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.
Section 2.09 Currency.  Principal and interest on the Senior Notes shall be payable in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Section 2.10 Security Registrar and Paying Agent for the Senior Notes.  The Trustee shall serve initially as the Security Registrar and the Paying Agent for the Senior Notes.
Section 2.11 Form of Senior Notes; Book Entry Provisions.
(a) Each series of the Senior Notes shall be substantially in the form of the corresponding Annex attached hereto (other than, with respect to (x) any Additional Senior Notes of any series of the Senior Notes, changes related to issue date, issue price and first Interest Payment Date of such Additional Senior Notes and (y) any Exchange Notes of any series of the Senior Notes, changes related to legends, transfer restrictions, CUSIP/ISIN numbers and other changes customary for registered notes).  The Senior Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject.  Each Senior Note shall be dated the date of its authentication.
(b)
(i)  The Initial Notes shall be offered and sold by the Company pursuant to the Purchase Agreement.  The Senior Notes shall be resold initially only (A) to persons reasonably believed to be QIBs in reliance on Rule 144A under the Securities Act or (B) outside the United States, to persons other than "U.S. persons" as defined in Rule 902 under the Securities Act in compliance with Regulation S.  Senior Notes may thereafter be transferred to, among others,  purchasers reasonably believed to be QIBs, and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein.  Senior Notes initially resold pursuant to Rule 144A shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the "Rule 144A Global Note") and Senior Notes initially resold pursuant to Regulation S shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the "Regulation S Global Note"), in each case without interest coupons and with the Global Notes Legend and the applicable Restricted Notes Legend set forth in Section 2.12(d) hereof, which shall be deposited on behalf of the purchasers of the Senior Notes represented thereby with the Notes Custodian and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture.

(ii)
Beneficial interests in Regulation S Global Notes may be exchanged for interests in Rule 144A Global Notes of the same series if (1) such exchange occurs in connection with a transfer of Senior Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Note first delivers to the Trustee a written certificate (in the form of the Form of Exchange Certificate attached to the applicable Annex hereto) to the effect that the beneficial interest in the Regulation S Global Note, is being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

(iii)
Beneficial interests in Rule 144A Global Notes may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Note only if the transferor first delivers to the Trustee a written certificate (in the form of Exhibit A) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S (if applicable).

(iv)
The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as "Global Notes".  The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(c) This Section 2.11(c) shall apply only to a Global Note deposited with or on behalf of the Depository.
(i)
The Company shall execute and the Trustee shall, in accordance with this Section 2.11(c), authenticate and deliver initially one or more Global Notes that (A) shall be registered in the name of the Depository for such Global Note or the nominee of such Depository and (B) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as custodian for the Depository.

(ii)
Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Note, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Note for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

(d) Except as provided in Section 2.12 or 2.13, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes.
(e) The terms and provisions contained in the Senior Notes shall constitute, and are expressly made, a part of this Supplemental Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and agree to be bound thereby.  If there is any conflict between the terms of the Senior Notes and this Supplemental Indenture, the terms of this Supplemental Indenture shall govern.
(f) The Senior Notes may be presented for registration of transfer and exchange at the offices of the Security Registrar.
Section 2.12 Special Transfer Provisions.
(a) Transfer and Exchange of Definitive Notes.  When Definitive Notes are presented to the Security Registrar with a request:
(i)	to register the transfer of such Definitive Notes; or
(ii)
to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and
(B) are accompanied by the following additional information and documents, as applicable: (x) if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or (y) if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Note); or
(C) if such Definitive Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Note) and (ii) if the Company or Security Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.12(e)(i).

(b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note.  A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.  Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:
(i)
certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act; and

(ii)
written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Senior Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Senior Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled.  If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.13, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company order, a new Global Note in the appropriate principal amount.

(c) Transfer and Exchange of Global Notes.
(i)
The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor.  A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.  Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii)
If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii)
Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.13), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(iv)
In the event that a Global Note is exchanged for Definitive Notes pursuant to Section 2.13 prior to the consummation of the Registered Exchange Offer or the effectiveness of the shelf registration statement with respect to such Senior Notes, such Senior Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d) Restrictions on Transfer of Regulation S Global Notes.
(i)
 Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream.  During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (a) to the Company, (b) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (c) in an offshore transaction in accordance with Regulation S, (d) pursuant to an available exemption from registration under the Securities Act or (e)  pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person.  Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or 144A of the Securities Act and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A.  Such written certification shall no longer be required after the expiration of the Restricted Period.  In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, the transferee must, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(ii)	Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.
(e) Legend.
(i)
Each Senior Note certificate evidencing the Global Notes (and all Senior Notes that Global Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only), which is an alternate legend as contemplated by Section 2.05 of the Base Indenture:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
(ii)
 Except as permitted by the following paragraphs (iii), (iv), (v) or (vi) each Senior Note certificate evidencing the Global Notes and the Definitive Notes (and all Senior Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Senior Note evidencing a Global Note offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:
EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
Each Definitive Note shall bear the following additional legend:
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
(iii)
Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iv)
After a transfer of any Initial Notes during the period of the effectiveness of a shelf registration statement with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(v)
Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(vi)
Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(f) Cancellation or Adjustment of Global Note.  At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depository to the Trustee for cancellation or retained and canceled by the Trustee.  At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.
(g) Obligations with Respect to Transfers and Exchanges of Notes.
(i)	To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar's request.
(ii)
No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 9.06 or 11.06 of the Base Indenture).

(h) Prior to the due presentation for registration of transfer of any Senior Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of and interest on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.
(i) The Company shall not be required to make and the Security Registrar need not register transfers or exchanges of Senior Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Senior Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.
(j) All Senior Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Senior Notes surrendered upon such transfer or exchange.
(k) No Obligation of the Trustee.
(i)
The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Senior Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Senior Notes.  All notices and communications to be given to the Holders and all payments to be made to Holders under the Senior Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note).  The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository.  The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

(ii)
The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Senior Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.13 Definitive Notes.
(a) A Global Note deposited with the Depository or with the Trustee as Notes Custodian for the Depository pursuant to Section 2.11 hereof shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.12 hereof and if  (x) such Depository notifies the Company that it is unwilling or unable to continue as Depository for the series of Securities of which this Security is a part or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Company within 90 days, (y) the Company executes and delivers to the Trustee a Company order that this Global Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of which this Security is a part and the Depository notifies the Trustee of its decision to exchange any Global Securities of such series for Securities registered in the names of Persons other than the Depository.
(b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Trustee at the Corporate Trust Office of the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.  Any portion of a Global Note transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of US$2,000 principal amount or any integral multiple of US$1,000 in excess thereof and registered in such names as the Depository shall direct.  Any Definitive Note delivered in exchange for an interest in the Transfer Restricted Note shall, except as otherwise provided by Section 2.12(d) hereof, bear the applicable Restricted Notes Legend set forth in Section 2.12(d) hereof.

(c) Subject to the provisions of Section 2.13(b) hereof, the registered Holder of a Global Note shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Senior Notes.
(d) In the event of the occurrence of one of the events specified in Section 2.13(a) hereof, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Notes in definitive, fully registered form without interest coupons.  In the event that the Definitive Notes are not issued to each such beneficial owner promptly after the Security Registrar has received a request from the Holder of a Global Note to issue such Definitive Note, the Company expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to Article V of the Base Indenture (as modified herein), the right of any beneficial Holder of Senior Notes to pursue such remedy with respect to the portion of the Global Note that represents such beneficial Holder's Senior Notes as if such Definitive Notes had been issued.
(e) By its acceptance of any Senior Note bearing any legend in Section 2.12(d), each Holder of such Senior Note acknowledges the restrictions on transfer of such Senior Note set forth in this Indenture and in such legend in Section 2.13(d) and agrees that it shall transfer such Senior Note only as provided in this Indenture.
(f) The Security Registrar shall retain for a period of two years copies of all letters, notices and other written communications received pursuant to Section 2.11 or this Section 2.12.  The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable notice to the Security Registrar.
Section 2.14 Change of Control Offer.
(a) If a Change of Control Triggering Event occurs with respect to any series of the Senior Notes, unless the Company has exercised its right to redeem such Senior Notes, in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Senior Notes of such series to repurchase any and all of such Holder's Senior Notes of such series, at a repurchase price in cash equal to 101% of the aggregate principal amount of the Senior Notes of such series repurchased plus accrued and unpaid interest, if any, thereon to, but excluding, the date of repurchase (the "Change of Control Payment"). Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Senior Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Senior Notes on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required by the Senior Notes, and described in such notice.
(b) The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Senior Notes as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with this Section, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section by virtue of such conflicts.

(c) The Company will not be required to offer to repurchase the Senior Notes upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Senior Notes properly tendered and not withdrawn under its offer; provided that for all purposes of the Senior Notes and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Senior Notes unless the Company promptly makes an offer to repurchase the Senior Notes at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
(d) On the Change of Control Payment Date, the Company will, to the extent lawful:
(i)	accept or cause a third party to accept for payment all Senior Notes properly tendered pursuant to the Change of Control Offer;
(ii)	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Senior Notes properly tendered; and
(iii)	deliver or cause to be delivered to the Trustee the Senior Notes properly accepted, together with an Officers' Certificate stating the principal amount of the Senior Notes being purchased.
(e) For the purposes of this Section, the terms below are defined as follows:
"Below Investment Grade Rating Event" with respect to any series of Senior Notes means such Senior Notes are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (a) during such 60-day period, one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Senior Notes, and (b) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Senior Notes by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control. For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".

"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate any series of the Senior Notes or fails to make a rating of any series of the Senior Notes publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to such series of the Senior Notes, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business and any successor to its rating agency business.
Section II.15 Optional Redemption.
(a) At any time prior to (i) the Par Call Date (as defined below) in respect of a series of Fixed Rate Notes other than the 2-Year Fixed Rate Notes and the 3-Year Fixed Rate Notes and (ii) the Stated Maturity with respect to the 2-Year Fixed Rate Notes and the 3-Year Fixed Rate Notes, the Company may redeem Fixed Rate Notes of such series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Fixed Rate Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Fixed Rate Notes to be redeemed from the Redemption Date to either (A) the Par Call Date of such series of Fixed Rate Notes other than the 2-Year Fixed Rate Notes or the 3-Year Fixed Rate Notes or (B) the Stated Maturity in the case of the 2-Year Fixed Rate Notes and the 3-Year Fixed Rate Notes, in each case, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus the Make-Whole Basis Points applicable to such series of Fixed Rate Notes, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Fixed Rate Notes being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").
(b) Subject to the immediately following sentence, at any time on or after the Par Call Date in respect of a series of Senior Notes, the Company may redeem Senior Notes of such series, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed, plus any interest accrued but not paid to, but excluding, the Redemption Date (such redemption, a "Par Call"). The 18-Month Floating Rate Notes, the 2-Year Fixed Rate Notes and the 3-Year Fixed Rate Notes shall not be subject to a Par Call.
(c) In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
(d) Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository in accordance with Section 11.04 of the Base Indenture at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Senior Notes to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.

(e) For the purposes of this Section, the terms below are defined as follows:
"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Fixed Rate Notes to be redeemed (assuming, for this purpose, that such Fixed Rate Notes mature on the Par Call Date applicable thereto).
"Comparable Treasury Price" means, with respect to any Redemption Date for any Fixed Rate Notes, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Make-Whole Basis Points" in respect of a series of Fixed Rate Notes means the number of basis points set forth below under the heading "Make-Whole Basis Points" across from the name of such series of Fixed Rate Notes.
Series of Fixed Rate Notes	Make-Whole Basis Points
2-Year Fixed Rate Notes	10
3-Year Fixed Rate Notes	10
5-Year Fixed Rate Notes	15
7-Year Fixed Rate Notes	20
10-Year Fixed Rate Notes	25
20-Year Fixed Rate Notes	30
30-Year Fixed Rate Notes	30

"Par Call Date" in respect of a series of Senior Notes means the date set forth under the heading "Par Call Date" below across from the name of such series of Senior Notes.
Series of Senior Notes	Par Call Date
3-Year Floating Rate Notes	September 17, 2019 (2 years prior to the Stated Maturity of such Senior Notes)
5-Year Floating Rate Notes	June 15, 2023 (1 month prior to the Stated Maturity of such Senior Notes)
5-Year Fixed Rate Notes	June 15, 2023 (1 month prior to the Stated Maturity of such Senior Notes)
7-Year Fixed Rate Notes	September 15, 2025 (2 months prior to the Stated Maturity of such Senior Notes)
10-Year Fixed Rate Notes	July 15, 2028 (3 months prior to the Stated Maturity of such Senior Notes)
20-Year Fixed Rate Notes	February 15, 2038 (6 months prior to the Stated Maturity of such Senior Notes)
30-Year Fixed Rate Notes	June 15, 2048 (6 months prior to the Stated Maturity of such Senior Notes)

"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity for the Senior Notes to be redeemed yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
Section 2.16 Special Mandatory Redemption.
(a) If (x) the consummation of the Acquisition does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Mandatorily Redeemable Notes then outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Mandatorily Redeemable Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price"). The 30-Year Fixed Rate Notes are not subject to the Special Mandatory Redemption.

(b) In the event that the Company becomes obligated to redeem the Mandatorily Redeemable Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which such Mandatorily Redeemable Notes will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Mandatorily Redeemable Notes to be redeemed.  The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of Mandatorily Redeemable Notes to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Mandatorily Redeemable Notes to be redeemed.
(c) Notwithstanding the foregoing, installments of interest on any series of Mandatorily Redeemable Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Mandatorily Redeemable Notes and the Indenture.
(d) For the avoidance of doubt, Article XI of the Base Indenture shall not apply to the Special Mandatory Redemption.
Section 2.17 Segregated Collateral Accounts.
(a) Substantially concurrently with the initial issuance of the Senior Notes, the Company will deposit into one or more segregated accounts (any such segregated collateral account into which the amounts described in this sentence are deposited on such date or transferred thereafter, the "Segregated Collateral Accounts") cash equal to the net proceeds of the offering of the Mandatorily Redeemable Notes, plus additional cash that would be necessary to fund the redemption of the Mandatorily Redeemable Notes at the Special Mandatory Redemption Price and pay accrued and unpaid interest on the Mandatorily Redeemable Notes to, but excluding September 16, 2019 (such cash, such accounts and any other property held in such accounts, the "Pledged Property"). The Company will grant to the Trustee, for the benefit of the Trustee and the Holders of the Mandatorily Redeemable Notes, a security interest in the Pledged Property to secure the Company's payment obligations under the Mandatorily Redeemable Notes until the Trigger Date, as set forth in the Security Agreement.  Each Segregated Collateral Account will be subject to a control agreement (each, an "Account Control Agreement") that will perfect such security interest.  By its acceptance of any Mandatorily Redeemable Note, each Holder consents and agrees to the terms of each of the Security Agreement and any Account Control Agreement (including, without limitation, the provisions providing for remedies with respect to, or the release of, Pledged Property) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Trustee to enter into any such documents and perform it obligations and exercise its rights thereunder in accordance therewith.
(b) Each Account Control Agreement will provide that (i) the bank holding the applicable Segregated Collateral Account is obligated to follow the instructions of the Company prior to receiving a notice of exclusive control from the Trustee and (ii) after a bank holding a Segregated Collateral Account has received a notice of exclusive control from the Trustee, and had reasonable time to comply with it, the bank will be obligated pursuant to the applicable Account Control Agreement to follow only the instructions of the Trustee and not the Company. The Trustee shall deliver a notice of exclusive control to each bank holding a Segregated Collateral Account in the event that (a) the Company fails to redeem the Mandatorily Redeemable Notes at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date (a "Redemption Exclusive Control Trigger Event") or (b) an Event of Default arising from a failure to comply in any material respect with any obligation of the Company described in Section 2.19 hereof occurs and is continuing (a "Use of Proceeds Exclusive Control Trigger Event").
(c) The Trustee's lien on the Pledged Property will be released, and the Security Agreement shall be terminated, immediately and automatically upon the earlier to occur of (i) the Trigger Date and (ii) the date on which the Secured Obligations (as defined in the Security Agreement) have been paid in full (other than any contingent indemnification obligations for which claims have not yet been made).
(d) The Trustee shall terminate the Account Control Agreement relating to each Segregated Collateral Account upon or promptly following the Trigger Date.
(e) The rights and remedies of the Trustee set forth in the Security Agreement shall be cumulative and in addition to every other right and remedy given under the Indenture.  The proceeds received by the Trustee as secured party under the Security Agreement in respect of any Pledged Property shall be applied as set forth in the Security Agreement.
Section 2.18 Required Merger.  In the event that the Special Mandatory Redemption Date occurs, the Company shall, by a date no later than the earlier of (x) the date that is twenty (20) business days following the Special Mandatory Redemption Date and (y) September 17, 2019, merge with and into Cigna (such merger, the "Required Merger"); provided that the Company shall not be required to consummate the Required Merger if the Acquisition has been consummated.
Section 2.19 Use of Proceeds Pending Trigger Date.
(a) From September 17, 2018 until the Trigger Date, the Company shall not use the cash or other assets in any Segregated Collateral Accounts other than to invest in Permitted Investments, to pay interest or satisfy other obligations with respect to the Mandatorily Redeemable Notes when due under the Indenture or to pay fees and expenses and satisfy other obligations under the Company's agreements with any custodian or other counterparty to any agreement relating to the administration of any Segregated Collateral Account.
(b) For the purposes hereof, "Permitted Investments" means:

(i)	U.S. dollars;
(ii)
securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof in each case maturing not more than two years from the date of acquisition;

(iii)
certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances, in each case with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $250.0 million and whose long-term debt is rated "A" or the equivalent thereof by Moody's or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency);

(iv)
repurchase obligations for underlying securities of the types described in Clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in Clause (iii) above;

(v)
commercial paper issued by a person (other than an affiliate of the Company) rated at least "A-1" or the equivalent thereof by Moody's or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) and in each case maturing within one year after the date of acquisition;

(vi)
readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having at least a rating of Aa3 from Moody's or a rating of AA- from S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition; and

(vii)	investment funds following Rule 2A-7 guidelines as defined by the SEC and rated AAAmf by Moody's, or AAAm by S&P, or AAAmmf by Fitch.
Section 2.20 Future Guarantors.
In the event that the Acquisition is consummated prior to the consummation of the Required Merger, the Company shall cause each of Cigna and Express Scripts to promptly execute and deliver to the Trustee a supplemental indenture of the type contemplated by Section 4.06 hereof, whereupon such entities shall each become a Guarantor for all purposes under the Indenture.
ARTICLE III

 AMENDMENTS TO BASE INDENTURE

Section 3.01 Amendment to Section 5.01 of the Base Indenture.
Solely as it relates to the Senior Notes, Section 5.01 of the Base Indenture is hereby amended by replacing it with the following:

Section 5.01 Events of Default.
"Event of Default," wherever used herein with respect to the Senior Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(1)	default in the payment of any interest upon any Senior Note of that series when it becomes due and payable, and continuance of such default for a period of thirty (30) days; or
(2)	default in the payment of the principal of (or premium, if any, on) any Senior Note of that series at its Maturity; or
(3)	[reserved];
(4)
default in the performance, or breach, of any covenant or warranty of the Company in this Indenture in any material respect (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Senior Notes other than that series), and continuance of such default or breach for a period of ninety (90) days after there has been given, by overnight mail or other same day or overnight delivery service which can provide evidence of delivery, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25.0% in principal amount of the Outstanding Senior Notes of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

(5)
the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of ninety (90) consecutive days; or

(6)
the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

(7)	any default in the performance, or breach, in any material respect with any obligation of the Company set forth in Section 2.16, 2.17, 2.18 or 2.19 of the Supplemental Indenture; or
(8)
any Guarantee with respect to such series of Senior Notes is not issued as required under Section 2.20 of the Supplemental Indenture or ceases to be in full force and effect (except as contemplated by the terms thereof) or any Guarantor asserts in writing that its obligations under its Guarantee with respect to such series of Senior Notes has ceased to be or otherwise is not in full force and effect (except as contemplated by the terms thereof), and such Guarantee has not been issued or returned to full force and effect within, or such assertion has not be rescinded, by the date that is ten (10) days after receipt of a specified written notice to the Company from the Trustee or a Holder of outstanding Senior Notes of any relevant series of Senior Notes; or

(9)
prior to the Trigger Date, the security interest granted in the Pledged Property held in the Segregated Collateral Accounts to secure the Company's obligations under the Mandatorily Redeemable Notes (a) ceases to be in full force and effect (other than in accordance with its terms) or (b) is asserted by the Company in writing not to be a valid, perfected security interest (other than in accordance with its terms) (each of (a) and (b), a "Collateral Default") and such Collateral Default continues for a period of ten (10) days after receipt of a specified written notice to the Company from the Trustee or a Holder of outstanding Senior Notes of any relevant series of Senior Notes.

Section 3.02 Amendment to Section 6.03 of the Base Indenture
Solely as it relates to the Senior Notes, Section 6.03 of the Base Indenture shall be amended by:
(1)	deleting the "and" at the end of clause (l) thereof;
(2)	deleting the "." at the end of clause (m) thereof;
(3)
and adding a new clause (n) that states, "the Trustee shall have no liability as a result of losses suffered due to the lack of an applicable rate of interest or in connection with the use of an Alternative Rate."

Section 3.03 Amendment to Section 8.01 of the Base Indenture.

Solely as it relates to the Senior Notes, Section 8.01 of the Base Indenture is hereby amended by replacing it with the following:
Section 8.01. Company May Consolidate, Etc., Only on Certain Terms.
The Company shall not consolidate with or merge with or into any other Person (other than in a merger or consolidation in which the Company is the surviving Person) or sell its properties and assets as, or substantially as, an entirety to any Person, unless:
(1)
the Person formed by the consolidation or with or into which the Company is merged or the Person that purchases the properties and assets of the Company as, or substantially as, an entirety a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and any premium and interest on the Senior Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, by supplemental indenture reasonably satisfactory in form to the Trustee, executed and delivered to the Trustee;

(2)	other than in the case of the Required Merger, immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing; and
(3)
the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or sale and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 3.04 Amendment to Section 9.01 of the Base Indenture.
Solely as it relates to the Senior Notes, Section 9.01 of the Base Indenture is hereby amended by replacing it with the following:
Section 9.01 Supplemental Indentures without Consent of Holders.
Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or other instruments, in form reasonably satisfactory to the Trustee, for any of the following purposes:
(1)	to evidence the succession of another corporation to the Company and the assumption by any such successor of the obligations of the Company herein and in the Senior Notes; or
(2)
to add to the covenants of the Company for the benefit of the Holders of all or any series of Senior Notes (and if such covenants are to be for the benefit of less than all series of Senior Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power of the Company under the Indenture, the Senior Notes, any Guarantee, the Security Agreement or any Account Control Agreement; or

(3)	to add any additional Events of Default; or
(4)
to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Senior Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Senior Notes in uncertificated form; or

(5)
to add to, change or eliminate any of the provisions of this Indenture, the Senior Notes, any Guarantee, the Security Agreement or any Account Control Agreement, provided that any such addition, change or elimination (i) shall neither (A) apply to any Senior Note of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Senior Note with respect to such provision or (ii) shall become effective only when there is no such Senior Note Outstanding; or

(6)	to secure the Senior Notes pursuant to the requirements of Section 10.05 or otherwise or to perfect the security interest securing the Company's obligations in respect of the Senior Notes; or
(7)	to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or
(8)
to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Senior Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

(9)
to add any provision to or change or supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of previously issued and Outstanding Senior Notes pursuant to Section 10.06, provided that any such action shall not adversely affect the interests of the Holders of Senior Notes of such series or any other series of Senior Notes in any material respect; or

(10)
to cure any ambiguity, to correct or supplement any provision in the Indenture, any Guarantee, the Security Agreement or the Account Control Agreement which may be inconsistent with any other provision of the Indenture, any Guarantee, the Security Agreement or the Account Control Agreement , or to make any other provisions with respect to matters or questions arising thereunder, provided that such action pursuant to this Clause (10) shall not adversely affect the interests of the Holders of Senior Notes of any affected series in any material respect; or

(11)	to provide for the guarantee by any Person of any series of previously issued and Outstanding Senior Notes;
(12)	to make any change of the type described in the LIBOR Alternative Rate Provision;
(13)	to conform the text of the Indenture, the Senior Notes, the Guarantees, the Security Agreement or any Account Control Agreement to any provision of the Offering Memorandum; or
(14)	to conform the Indenture, the Senior Notes, the Guarantees, the Security Agreement or any Account Control Agreement to any mandatory provisions of law.
Section 3.05 Amendment to Section 9.02 of the Base Indenture.
Solely as it relates to the Senior Notes, Section 9.02 of the Base Indenture is hereby amended by replacing it with the following:
Section 9.02 Supplemental Indentures with Consent of Holders.
With the consent of the Holders of not less than a majority in principal amount of the Outstanding Senior Notes of each series affected by such supplemental indenture or other instrument, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto or any other instrument for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Senior Notes of such series under this Indenture or otherwise; provided, however, that no such supplemental indenture or other instrument shall, without the consent of the Holder of each Outstanding Senior Note affected thereby,
(1)
change the Stated Maturity (as defined in the Base Indenture) of the principal of, or any installment of principal of or (subject to the LIBOR Alternative Rate Provision) interest on, any Senior Note, or reduce the principal amount thereof or (subject to the LIBOR Alternative Rate Provision) the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Stated Maturity (as defined in the Base Indenture) thereof pursuant to Section 5.02 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Senior Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity (as defined in the Base Indenture) thereof (or, in the case of redemption, on or after the Redemption Date), or

(2)
reduce the percentage in principal amount of the Outstanding Senior Notes of any series, the consent of whose Holders is required for any such supplemental indenture or other instrument, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3)
modify any of the foregoing provisions of this Section or reduce the percentage of principal amount of Outstanding Senior Notes of the relevant series necessary to waive past defaults in accordance with Section 5.13 of the Base Indenture or to waive compliance with certain terms, provisions or conditions of this Indenture in accordance with Section 10.08 of the Base Indenture (as modified by the Supplemental Indenture), provided, however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.08 of the Base Indenture (as modified by the Supplemental Indenture) in accordance with the requirements of Sections 6.11(b) of the Base Indenture and 9.01(8) of the Base Indenture (as modified by the Supplemental Indenture);

provided further, however, that no supplemental indenture or other instrument may, without the consent of Holders of at least two-thirds of the aggregate principal amount of Outstanding Senior Notes of each series affected by such supplemental indenture or other instrument:
(1)	modify the Guarantees in any manner adverse to the Holders of the Senior Notes; or
(2)	amend the provisions set forth in Sections 2.17 and 2.19 of the Supplemental Indenture other than to amend the definition of "Permitted Investments".
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Senior Notes, or which modifies the rights of the Holders of Senior Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Senior Notes of any other series.
It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Section 3.06 Amendment to Section 10.05 of the Base Indenture.
Solely as it relates to the Senior Notes, Section 10.05 of the Base Indenture is hereby amended by replacing it with the following:
Section 10.05 Limitation on Liens on Common Stock of Designated Subsidiaries.
From and after the earlier of the date upon which the Acquisition is consummated and the date upon which the Required Merger is consummated, so long as any Senior Notes remain Outstanding, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, assume, incur or guarantee any indebtedness for borrowed money secured by a mortgage, pledge, lien, security interest or other encumbrance of any nature on any of the common stock of a Designated Subsidiary, which common stock is directly or indirectly owned by the Company, unless the Senior Notes and, if the Company so elects, any other indebtedness of the Company ranking on a parity with, or prior to, the Senior Notes, shall be secured equally and ratably with, or prior to, such secured indebtedness for borrowed money so long as it is outstanding and is so secured.

Section 3.07 Amendment to Section 10.06 of the Base Indenture.
Solely as it relates to the Senior Notes, Section 10.06(c) of the Base Indenture is hereby amended by replacing it with the following:
(c) Covenant Defeasance.  Upon the Company's exercise of the option provided in Section 10.06(a) to have this Section 10.06(c) applied to the Outstanding Securities of any series, (1) the Company shall be released from its obligations under Sections 8.01 and 10.05 of the Base Indenture and Sections 2.14 and 2.19 of the Supplemental Indenture, and (2) the occurrence of any event specified in Sections 5.01(4) and 5.01(7) of the Base Indenture (with respect to Sections 8.01 and 10.05 of the Base Indenture and Sections 2.14 and 2.19 of the Supplemental Indenture), in each case with respect to the Outstanding Securities of such series as provided in this Section 10.06(c) on and after the date the conditions set forth in Section 10.06(d) are satisfied (hereinafter called "Covenant Defeasance").  For this purpose, such Covenant Defeasance means that the Company may omit to comply with (and no Event of Default shall arise out of such non-compliance) and shall have no liability in respect of any term, condition or limitation set forth in Section 8.01 or 10.05 of the Base Indenture or Section 2.14 or 2.19 of the Supplemental Indenture, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.
Section 3.08 Amendment to Section 10.08 of the Base Indenture.
Solely as it relates to the Senior Notes, Section 10.08 of the Base Indenture is hereby amended by replacing it with the following:
The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.04 or 10.05 of the Base Indenture or Sections 2.14, 2.18 or 2.19 (with respect to the definition of "Permitted Investments"), inclusive, with respect to the Senior Notes of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Senior Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.
The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 2.17, 2.19 (other than with respect to the definition of "Permitted Investments", which for the avoidance of doubt, is subject to the preceding paragraph) or 2.20, inclusive, with respect to the Senior Notes of any series if before the time for such compliance the Holders of at least two-thirds in principal amount of the Outstanding Senior Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 3.09 Use of Terms in Foregoing Amendments.For the avoidance of doubt, to the extent a capitalized term is used in any of the provisions of the Indenture amended by this Article III and is defined in the Supplemental Indenture, such term shall (except to the extent expressly provided herein) have the meaning ascribed thereto in this Supplemental Indenture.
ARTICLE IV

 GUARANTEES

Section 4.01 Guarantees.
(a) Each of the Guarantors, as primary obligor and not merely as surety, hereby jointly and severally, irrevocably and fully and unconditionally guarantee to each Holder of the Senior Notes and to the Trustee and its successor and assigns (each, a "Guarantee") on an unsecured, unsubordinated basis and equal in right of payment to all existing and future unsecured, unsubordinated indebtedness of such Guarantor, the punctual payment when due of all monetary obligations of the Company under the Indenture (with respect to the Senior Notes) and the Senior Notes, whether for principal of or interest on the Senior Notes.
(b) The obligations of each Guarantor shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law, or being void or unenforceable under any law relating to insolvency of debtors.
(c) Each Guarantor further agrees that (to the fullest extent permitted by law) its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Indenture, the Senior Notes or the obligations of the Company or any other Guarantor hereunder or thereunder, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a Guarantor.
(d) Each Guarantor hereby waives (to the fullest extent permitted by law) the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that (except as otherwise provided in Section 4.03) its Guarantee shall not be discharged except by complete performance of the obligations contained in the Senior Notes, the Indenture and the Guarantee. Such Guarantee is a guarantee of payment and not of collection.

Section 4.02 Continuing Guarantees.
(a) Each Guarantee shall be a continuing Guarantee and shall, subject to Section 4.03, (i) remain in full force and effect until payment in full of the principal amount of all Outstanding Senior Notes (whether by payment at maturity, purchase, redemption, defeasance, retirement or other acquisition), (ii) be binding upon such Guarantor and (iii) inure to the benefit of and be enforceable by the Trustee, the Holders and their permitted successors, transferees and assigns.
(b) The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced or terminated the obligations of any Guarantor hereunder and under its Guarantee (whether such payment shall have been made by or on behalf of the Company or by or on behalf of a Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or any Guarantor or otherwise, all as though such payment had not been made.
Section 4.03 Release of Guarantees.
(a) A Guarantor will be automatically and unconditionally released from its obligations under the Indenture and with respect to its Guarantee (any of the following, a "Guarantee Release Condition"):
(i)
with respect to any series of Senior Notes, as applicable, if the Company exercises its legal defeasance option or our covenant defeasance option as described in Section 10.06 of the Base Indenture with respect to such series of Senior Notes or if our obligations under the Indenture are discharged in accordance with the terms of the Indenture in respect of such series of Senior Notes;

(ii)	with respect to all series of Senior Notes, on the date upon which such Person ceases to be a Domestic Subsidiary of the Company; or
(iii)
with respect to all series of Senior Notes, upon either (x) the substantially simultaneous termination, release or discharge of indebtedness for borrowed money of such Guarantor or any other Guarantor (including any release or discharge that would be conditioned on the release or discharge of the Guarantee hereunder or on the termination, release or discharge of any other guarantee or indebtedness for borrowed money) or (y) any other event or circumstance, in each case, as a result of which or upon which the aggregate principal amount of indebtedness for borrowed money issued or borrowed by the Guarantors (collectively) constitutes no more than 20.0% of the aggregate principal amount of indebtedness for borrowed money of the Company and its subsidiaries, on a consolidated basis, as of such time.

(b) At the request of the Company, and upon delivery to the Trustee of an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent under the Indenture relating to such release have been complied with, the Trustee will execute any documents reasonably requested by the Company evidencing such release.
(c) If a Guarantor is released from its obligations hereunder pursuant to this Section 4.03, it shall cease to be a "Guarantor" as defined in and for purposes hereof.
Section 4.04 Notation Not Required.
Neither the Company nor any Guarantor shall be required to make a notation on the Senior Notes to reflect any Guarantee or any release thereof.
Section 4.05 Waiver of Subrogation.
(a) Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under its Guarantee and the Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Senior Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights in relation to the Trustee until all monetary obligations of the Company under the Indenture (with respect to the Senior Notes) and the Senior Notes, whether for principal of or interest on the Senior Notes, are paid in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Senior Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Senior Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Senior Notes, whether matured or unmatured, in accordance with the terms of the Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.
Section 4.06 Execution and Delivery of Guarantees.
The Company shall cause each Subsidiary that is required to become a Guarantor pursuant to Section 2.20 hereof to promptly execute and deliver to the Trustee a supplemental indenture substantially in the form set forth in Exhibit B hereto, or otherwise in form and substance reasonably satisfactory to the Trustee, evidencing its Guarantee on substantially the terms set forth in this Article.
Section 4.07 Notices.
Notice to any Guarantor shall be sufficient if addressed to such Guarantor care of the Company at the address, place and manner provided in Section 1.05 of the Base Indenture.

ARTICLE V

 MISCELLANEOUS

Section 5.01 Integral Part; Effect of Supplement on Indenture.  This Supplemental Indenture constitutes an integral part of the Base Indenture.  Except for the amendments and supplements made by this Supplemental Indenture (which only apply to the Senior Notes and any other Securities issued thereunder), the Base Indenture shall remain in full force and effect as executed.
Section 5.02 Adoption, Ratification and Confirmation.  The Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.
Section 5.03 Trustee Not Responsible for Recitals.  The recitals in this Supplemental Indenture are made by the Company, and the Trustee assumes no responsibility for the correctness of such recitals.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.
Section 5.04 Counterparts.  This Supplemental Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and all of which shall constitute but one and the same instrument.  The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.
Section 5.05 Governing Law.  This Supplemental Indenture and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.
[signature page follows]

IN WITNESS WHEREOF, the Company and the Trustee have executed this Supplemental Indenture as of the date first above written.

HALFMOON PARENT, INC.

By:	/s/ Timothy D. Buckley
Name: Timothy D. Buckley
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ William Keenan
Name: William Keenan
Title: Vice President

[Signature Page to Halfmoon Parent, Inc. Supplemental Indenture]

EXHIBIT A
FORM OF CERTIFICATE TO BE
DELIVERED IN CONNECTION WITH
 TRANSFERS PURSUANT TO REGULATION S
[Date]
Attention:
Re:	Halfmoon Parent, Inc. (the "Company") [applicable series of Senior Notes] (the "Securities")
Ladies and Gentlemen:
In connection with our proposed sale of $                   aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:
(1) the offer of the Securities was not made to a person in the United States;
(2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;
(3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;
(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and
(5) we have advised the transferee of the transfer restrictions applicable to the Securities.
You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.
Very truly yours,

[Name of Transferor]

By:
Authorized Signature

Exhibit A - 1

EXHIBIT B
FORM OF SUPPLEMENTAL INDENTURE
 IN RESPECT OF SUBSIDIARY GUARANTEES
SUPPLEMENTAL INDENTURE No. ___, dated as of ____________, 20__ (this "Supplemental Indenture"), among Cigna Corporation, a Delaware Corporation and Express Scripts Holding Company, a Delaware corporation (each a "Guarantor" and together the "Guarantors"), Halfmoon Parent, Inc., a Delaware corporation (the "Company") and U.S. Bank National Association, a national banking association, as Trustee under the Indenture referred to below.
RECITALS
WHEREAS, the Company and the Trustee have heretofore become parties to an Indenture, dated as of September 17, 2018 (the "Base Indenture" and, as supplemented by the Supplemental Indenture No. 1 (the "First Supplemental Indenture"), dated as of September 17, 2018, and together with any other supplemental indentures entered into from time to time, the "Indenture"), providing for the issuance of the Senior Notes of the Company as defined therein (the "Notes");
WHEREAS, Section 2.20 of the First Supplemental Indenture provides that in the event that the Acquisition is consummated prior to the consummation of the Required Merger, the Company shall cause the Guarantors to promptly execute and deliver to the Trustee a supplemental indenture pursuant to which each Guarantor shall guarantee payment of the Senior Notes, whereupon such entities shall each become a Guarantor for all purposes under the Indenture;
WHEREAS, each Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which such Guarantor has guaranteed; and
WHEREAS, pursuant to Section 9.01(k) of the Base Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder of the Senior Notes;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Company and the Trustee mutually covenant and agree for the benefit of the Holders of the Senior Notes as follows:
1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

Exhibit B - 1

2. Agreement to Guarantee. Each Guarantor, as primary obligor and not merely as surety, hereby jointly and severally, irrevocably and fully and unconditionally guarantees to each Holder of the Notes and to the Trustee and its successor and assigns (each, a "Guarantee") on an unsecured, unsubordinated basis and equal in right of payment to all existing and future unsecured, unsubordinated indebtedness of such Guarantor the punctual payment when due of all monetary obligations of the Company under the Indenture (with respect to the Senior Notes) and the Senior Notes, whether for principal of or interest on the Senior Notes, on the terms and subject to the conditions set forth in VII of the First Supplemental Indenture and agrees to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Guarantor.
3. Termination, Release and Discharge. Each Guarantor's Guarantee shall terminate and be of no further force or effect, and each Guarantor shall be released and discharged from all obligations in respect of such Guarantee, as and when provided in Section 4.03 of the First Supplemental Indenture.
4. Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders of the Senior Notes and the Trustee, any legal or equitable right, remedy or claim under or in respect of each Guarantor's Guarantee or any provision contained herein or in Article IV of the First Supplemental Indenture.
5. Governing Law. This Supplemental Indenture and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.
6. Adoption, Ratification and Confirmation. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed.
7. Trustee Not Responsible for Recitals.  The recitals in this Supplemental Indenture are made by the Company, and the Trustee assumes no responsibility for the correctness of such recitals.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.
8. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.
9. Headings. The section headings herein are for convenience only and shall not affect the construction hereof.
10. Integral Part; Effect of Supplement on Indenture.  This Supplemental Indenture constitutes an integral part of the Base Indenture.  Except for the amendments and supplements made by this Supplemental Indenture (which only apply to the Senior Notes), the Base Indenture shall remain in full force and effect as executed.

Exhibit B - 2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
[NAME OF GUARANTOR(S)]
By:
Name:
Title:

HALFMOON PARENT, INC.
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:
Name:
Title:

Exhibit B - 3

ANNEX 1
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION

Annex 1 - 1

TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only
Annex 1 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 Senior Floating Rate Notes due 2020
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on March 17, 2020 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, quarterly in arrears on March 17, June 17, September 17 and December 17 of each year, commencing on December 17, 2018, and on the Maturity of this Security, (each, an "Interest Payment Date") at the rate, reset quarterly, equal to LIBOR (as determined on the Interest Determination Date in accordance with the next succeeding paragraphs) plus 0.350% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date (other than any Maturity) is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Payment Date shall be the immediately preceding Business Day.  If the relevant Maturity of this Security falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such Maturity.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAA4
Regulation S Note: U4058LAA1
3 Rule 144A Note: US40573LAA44
Regulation S Note: USU4058LAA18

Annex 1 - 3

This Security will bear interest for each Interest Period at a rate determined by U.S. Bank National Association, acting as calculation agent, or any successor thereto, including a successor appointed as set forth below (the "Calculation Agent").  The interest rate on this Security for each day of an Interest Period will be a rate equal to LIBOR as determined on the Interest Determination Date (as defined below) plus 0.350% per year.
The interest rate for each Interest Period will be reset on March 17, June 17, September 17 and December 17 of each year (each such date, an "Interest Reset Date"), and will be set for the initial Interest Period on September 17, 2018. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Reset Date shall be the immediately preceding Business Day.
The initial Interest Period for this Security will be the period from and including September 17, 2018 to, but excluding, the first Interest Reset Date. Thereafter, an "Interest Period" shall mean the period from and including an Interest Reset Date to, but excluding, the next succeeding Interest Reset Date and, in the case of the last such period, from and including the Interest Reset Date immediately preceding Maturity, but excluding, such Maturity.
The "Interest Determination Date" for the initial Interest Period will be the date that is the second London Business Day preceding the date of original issuance of the Floating Rate Notes and for any other Interest Period will be the second London Business Day preceding the relevant Interest Reset Date.
A "London Business Day" is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next Interest Period.
Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the Holders of this Security, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the this Security, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint another Person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.
On any Interest Determination Date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, or if "Reuters Page LIBOR01" is not available at such time, the Calculation Agent will obtain such rate from Bloomberg L.P.'s page "BBAM."

Annex 1 - 4

Subject to the immediately following paragraph, if no offered rate appears on "Reuters Page LIBOR01" or Bloomberg L.P.'s page "BBAM" on an Interest Determination Date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable Interest Period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period.
Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that LIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a "LIBOR Event"), the Calculation Agent will use, as directed by the Company, as a substitute for LIBOR (the "Alternative Rate") for each future floating rate Interest Determination Date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions ("Adjustments"), in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR, the Company may, in its sole discretion, appoint an independent financial advisor ("IFA") to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the Holders of this Security. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period.
The amount of interest for each day that this Security is Outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect on this Security for such day for such series by 360 and multiplying the result by the principal amount of this Security (known as the "Actual/360" day count). The amount of interest to be paid on this Security for any Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Interest Period.

Annex 1 - 5

Notwithstanding the foregoing or anything to the contrary provided herein, the interest rate on this Security will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.
All percentages resulting from any calculation of any interest rate this Security will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.
Upon prior written request from any Holder of this Security, the Calculation Agent will provide the interest rate in effect on this Security for the current Interest Period and, if it has been determined, the interest rate to be in effect for the next Interest Period.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 1 - 6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 1 - 7

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 1 - 8

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 Senior Floating Rate Notes due 2020
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further  amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").
In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on  Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.

Annex 1 - 9

"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.

Annex 1 - 10

On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).
"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.

Annex 1 - 11

"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".
"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Annex 1 - 12

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

Annex 1 - 13

No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 1 - 14

ASSIGNMENT FORM
I or we assign and transfer this Security to:_________________________________________________________
Insert social security or other identifying number of assignee

_________________________________________________________
Print or type name, address and zip code of assignee

_________________________________________________________

_________________________________________________________
and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date:_________________________________________________________
Signed _________________________________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 1 - 15

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 1 - 16

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:____________________
Notice: To be executed by an executive officer

Annex 1 - 17

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  Senior Floating Rate Notes due 2020
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	______________________ Name: Title:
Dated:  _______________________

Annex 1 - 18

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 1 - 19

ANNEX 2
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE

Annex 2 - 1

YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only
Annex 2 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 3.200% Senior Notes due 2020
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on September 17, 2020 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on March 17 and September 17 of each year, commencing on March 17, 2019, and on the Maturity of this Security, (each an "Interest Payment Date") at the rate of 3.200% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on this Security on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[2]	Rule 144A Note: 40573LAC0
Regulation S Note: U4058LAB9
[3]	Rule 144A Note: US40573LAC00
Regulation S Note: USU4058LAB90

Annex 2 - 3

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 2 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 2 - 5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 2 - 6

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 3.200% Senior Notes due 2020
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,750,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time prior to September 17, 2020, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities of this series to be redeemed from the Redemption Date to September 17, 2020, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").

Unless the Company defaults in payment of the Fixed Rate Make Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.
In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Securities to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.
"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed.

Annex 2 - 7

"Comparable Treasury Price" means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. New York City time on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").

Annex 2 - 8

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

Annex 2 - 9

"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".
"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

Annex 2 - 10

"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Annex 2 - 11

The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 2 - 12

ASSIGNMENT FORM
I or we assign and transfer this Security to: ________________________________________
Insert social security or other identifying number of assignee
________________________________________
Print or type name, address and zip code of assignee
________________________________________

________________________________________

and irrevocably appoint ________________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date:________________________________________
Signed ________________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 2 - 13

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 2 - 14

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:
Notice: To be executed by an executive officer

Annex 2 - 15

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  3.200% Senior Notes due 2020
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	Name: Title:
Dated:  _______________________

Annex 2 - 16

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 2 - 17

ANNEX 3
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE

Annex 3 - 1

TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only
Annex 3 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 Senior Floating Rate Notes due 2021
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on September 17, 2021 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, quarterly in arrears on March 17, June 17, September 17 and December 17 of each year, commencing on December 17, 2018, and on the Maturity of this Security, (each, an "Interest Payment Date") at the rate, reset quarterly, equal to LIBOR (as determined on the Interest Determination Date in accordance with the next succeeding paragraphs) plus 0.650% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date (other than any Maturity) is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Payment Date shall be the immediately preceding Business Day.  If the relevant Maturity of this Security falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such Maturity.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[2]	Rule 144A Note: 40573LAJ5
Regulation S Note: U4058LAE3
[3]	Rule 144A Note: US40573LAJ52
Regulation S Note: USU4058LAE30

Annex 3 - 3

This Security will bear interest for each Interest Period at a rate determined by U.S. Bank National Association, acting as calculation agent, or any successor thereto, including a successor appointed as set forth below (the "Calculation Agent").  The interest rate on this Security for each day of an Interest Period will be a rate equal to LIBOR as determined on the Interest Determination Date (as defined below) plus 0.650% per year.
The interest rate for each Interest Period will be reset on March 17, June 17, September 17 and December 17 of each year (each such date, an "Interest Reset Date"), and will be set for the initial Interest Period on September 17, 2018. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Reset Date shall be the immediately preceding Business Day.
The initial Interest Period for this Security will be the period from and including September 17, 2018 to, but excluding, the first Interest Reset Date. Thereafter, an "Interest Period" shall mean the period from and including an Interest Reset Date to, but excluding, the next succeeding Interest Reset Date and, in the case of the last such period, from and including the Interest Reset Date immediately preceding Maturity, but excluding, such Maturity.
The "Interest Determination Date" for the initial Interest Period will be the date that is the second London Business Day preceding the date of original issuance of the Floating Rate Notes and for any other Interest Period will be the second London Business Day preceding the relevant Interest Reset Date.
A "London Business Day" is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next Interest Period.
Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the Holders of this Security, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the this Security, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint another Person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.
On any Interest Determination Date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, or if "Reuters Page LIBOR01" is not available at such time, the Calculation Agent will obtain such rate from Bloomberg L.P.'s page "BBAM."

Annex 3 - 4

Subject to the immediately following paragraph, if no offered rate appears on "Reuters Page LIBOR01" or Bloomberg L.P.'s page "BBAM" on an Interest Determination Date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable Interest Period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period.
Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that LIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a "LIBOR Event"), the Calculation Agent will use, as directed by the Company, as a substitute for LIBOR (the "Alternative Rate") for each future floating rate Interest Determination Date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions ("Adjustments"), in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR, the Company may, in its sole discretion, appoint an independent financial advisor ("IFA") to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the Holders of this Security. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period.
The amount of interest for each day that this Security is Outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect on this Security for such day for such series by 360 and multiplying the result by the principal amount of this Security (known as the "Actual/360" day count). The amount of interest to be paid on this Security for any Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Interest Period.

Annex 3 - 5

Notwithstanding the foregoing or anything to the contrary provided herein, the interest rate on this Security will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.
All percentages resulting from any calculation of any interest rate this Security will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.
Upon prior written request from any Holder of this Security, the Calculation Agent will provide the interest rate in effect on this Security for the current Interest Period and, if it has been determined, the interest rate to be in effect for the next Interest Period.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 3 - 6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:

Attest:

Name:
Title:

Annex 3 - 7

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 3 - 8

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 Senior Floating Rate Notes due 2021
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further  amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time on or after September 17, 2019, the Company may redeem Securities of this series, in whole or in part, at a redemption price (the "Redemption Price") equal to 100% of the principal amount of the Securities of this series, plus any interest accrued but not paid to, but excluding, the Redemption Date.
Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series called for redemption on and after the Redemption Date.
If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").
In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.

Annex 3 - 9

Notwithstanding the foregoing, installments of interest on  Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.

Annex 3 - 10

On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).
"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency .

Annex 3 - 11

"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".
"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Annex 3 - 12

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Annex 3 - 13

The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 3 - 14

ASSIGNMENT FORM
I or we assign and transfer this Security to: _________________________________________
Insert social security or other identifying number of assignee

_________________________________________
Print or type name, address and zip code of assignee
_________________________________________
_________________________________________
and irrevocably appoint _________________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date: _________________________________________
Signed _________________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 3 - 15

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 3 - 16

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:_________________________________________
Notice: To be executed by an executive officer

Annex 3 - 17

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  Senior Floating Rate Notes due 2021
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	_______________________ Name: Title:
Dated:  _______________________

Annex 3 - 18

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 3 - 19

ANNEX 4
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE

Annex 4 - 1

YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only

Annex 4 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 3.400% Senior Notes due 2021
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on September 17, 2021 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on March 17 and September 17 of each year, commencing on March 17, 2019, and on the Maturity of this Security, (each an "Interest Payment Date") at the rate of 3.400% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on this Security on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAG1
Regulation S Note: U4058LAD5
3 Rule 144A Note: US40573LAG14
Regulation S Note: USU4058LAD56

Annex 4 - 3

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 4 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 4 - 5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 4 - 6

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 3.400% Senior Notes due 2021
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time prior to September 17, 2021, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities of this series to be redeemed from the Redemption Date to September 17, 2021, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").

Unless the Company defaults in payment of the Fixed Rate Make Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.
In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Securities to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.
"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed.

Annex 4 - 7

"Comparable Treasury Price" means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. New York City time on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").

Annex 4 - 8

In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.

Annex 4 - 9

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

Annex 4 - 10

"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".
"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

Annex 4 - 11

"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Annex 4 - 12

The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 4 - 13

ASSIGNMENT FORM
I or we assign and transfer this Security to: _________________________________________________________
Insert social security or other identifying number of assignee

_________________________________________________________
Print or type name, address and zip code of assignee

_________________________________________________________
_________________________________________________________

and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date:_________________________________________________________
Signed _________________________________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 4 - 14

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 4 - 15

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:_________________
Notice: To be executed by an executive officer

Annex 4 - 16

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  3.400% Senior Notes due 2021
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	_____________________ Name: Title:
Dated:  _______________________

Annex 4 - 17

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 4 - 18

ANNEX 5
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE

Annex 5 - 1

TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only

Annex 5 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 Senior Floating Rate Notes due 2023
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on July 15, 2023 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2018, and on the Maturity of this Security, (each, an "Interest Payment Date") at the rate, reset quarterly, equal to LIBOR (as determined on the Interest Determination Date in accordance with the next succeeding paragraphs) plus 0.890% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date (other than any Maturity) is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Payment Date shall be the immediately preceding Business Day.  If the relevant Maturity of this Security falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such Maturity.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAN6
Regulation S Note: U4058LAG8
3 Rule 144A Note: US40573LAN64
Regulation S Note: USU4058LAG87

Annex 5 - 3

This Security will bear interest for each Interest Period at a rate determined by U.S. Bank National Association, acting as calculation agent, or any successor thereto, including a successor appointed as set forth below (the "Calculation Agent").  The interest rate on this Security for each day of an Interest Period will be a rate equal to LIBOR as determined on the Interest Determination Date (as defined below) plus 0.890% per year.
The interest rate for each Interest Period will be reset on January 15, April 15, July 15 and October 15 of each year (each such date, an "Interest Reset Date"), and will be set for the initial Interest Period on September 17, 2018. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Reset Date shall be the immediately preceding Business Day.
The initial Interest Period for this Security will be the period from and including September 17, 2018 to, but excluding, the first Interest Reset Date. Thereafter, an "Interest Period" shall mean the period from and including an Interest Reset Date to, but excluding, the next succeeding Interest Reset Date and, in the case of the last such period, from and including the Interest Reset Date immediately preceding Maturity, but excluding, such Maturity.
The "Interest Determination Date" for the initial Interest Period will be the date that is the second London Business Day preceding the date of original issuance of the Floating Rate Notes and for any other Interest Period will be the second London Business Day preceding the relevant Interest Reset Date.
A "London Business Day" is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next Interest Period.
Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the Holders of this Security, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the this Security, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint another Person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.
On any Interest Determination Date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the "Reuters Page LIBOR01" at approximately 11:00 a.m., London time, or if "Reuters Page LIBOR01" is not available at such time, the Calculation Agent will obtain such rate from Bloomberg L.P.'s page "BBAM."

Annex 5 - 4

Subject to the immediately following paragraph, if no offered rate appears on "Reuters Page LIBOR01" or Bloomberg L.P.'s page "BBAM" on an Interest Determination Date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable Interest Period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period.
Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that LIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a "LIBOR Event"), the Calculation Agent will use, as directed by the Company, as a substitute for LIBOR (the "Alternative Rate") for each future floating rate Interest Determination Date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions ("Adjustments"), in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR, the Company may, in its sole discretion, appoint an independent financial advisor ("IFA") to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the Holders of this Security. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next Interest Period will be set equal to the rate of LIBOR for the then current Interest Period.
The amount of interest for each day that this Security is Outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect on this Security for such day for such series by 360 and multiplying the result by the principal amount of this Security (known as the "Actual/360" day count). The amount of interest to be paid on this Security for any Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Interest Period.

Annex 5 - 5

Notwithstanding the foregoing or anything to the contrary provided herein, the interest rate on this Security will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.
All percentages resulting from any calculation of any interest rate this Security will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.
Upon prior written request from any Holder of this Security, the Calculation Agent will provide the interest rate in effect on this Security for the current Interest Period and, if it has been determined, the interest rate to be in effect for the next Interest Period.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 5 - 6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 5 - 7

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 5 - 8

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 Senior Floating Rate Notes due 2023
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further  amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $700,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time on or after June 15, 2023, the Company may redeem Securities of this series, in whole or in part, at a redemption price (the "Redemption Price") equal to 100% of the principal amount of the Securities of this series, plus any interest accrued but not paid to, but excluding, the Redemption Date.
Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series called for redemption on and after the Redemption Date.
If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").
In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on  Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.

Annex 5 - 9

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).
"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.

Annex 5 - 10

"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".
"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Annex 5 - 11

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Annex 5 - 12

The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 5 - 13

ASSIGNMENT FORM
I or we assign and transfer this Security to: _______________________________________________
Insert social security or other identifying number of assignee

_______________________________________________
Print or type name, address and zip code of assignee

_______________________________________________

_______________________________________________
and irrevocably appoint _______________________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date: _______________________________________________
Signed _______________________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 5 - 14

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 5 - 15

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:__________________
Notice: To be executed by an executive officer

Annex 5 - 16

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  Senior Floating Rate Notes due 2023
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	_____________________________ Name: Title:
Dated:  _______________________

Annex 5 - 17

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 5 - 18

ANNEX 6
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE

Annex 6 - 1

YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only

Annex 6 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 3.750% Senior Notes due 2023
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on July 15, 2023 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2019, and on the Maturity of this Security, (each an "Interest Payment Date") at the rate of 3.750% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on this Security on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAL0
Regulation S Note: U4058LAF0
3 Rule 144A Note: US40573LAL09
Regulation S Note: USU4058LAF05

Annex 6 - 3

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 6 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 6 - 5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 6 - 6

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 3.750% Senior Notes due 2023
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,100,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time on or after June 15, 2023, the Company may redeem Securities of this series, in whole or in part, at a redemption price (the "Par Call Redemption Price") equal to 100% of the principal amount of the Securities of this series, plus any interest accrued but not paid to, but excluding, the Redemption Date.

At any time prior to June 15, 2023, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities of this series to be redeemed from the Redemption Date to June 15, 2023, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").

Unless the Company defaults in payment of the Par Call Redemption Price or the Fixed Rate Make Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.
In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Securities to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.

Annex 6 - 7

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that such Securities mature on June 15, 2023).
"Comparable Treasury Price" means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. New York City time on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Annex 6 - 8

If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").
In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.

Annex 6 - 9

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

Annex 6 - 10

"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".

Annex 6 - 11

"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Annex 6 - 12

The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

Annex 6 - 13

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 6 - 14

ASSIGNMENT FORM
I or we assign and transfer this Security to: _______________________________________
Insert social security or other identifying number of assignee
_______________________________________
Print or type name, address and zip code of assignee
_______________________________________

_______________________________________
and irrevocably appoint _______________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date:_______________________________________
Signed _______________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 6 - 15

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 6 - 16

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:___________________
Notice: To be executed by an executive officer

Annex 6 - 17

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  3.750% Senior Notes due 2023
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	Name: Title:
Dated:  _____________________

Annex 6 - 18

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 6 - 19

ANNEX 7
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE

Annex 7 - 1

YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only

Annex 7 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 4.125% Senior Notes due 2025
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on November 15, 2025 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2019, and on the Maturity of this Security, (each an "Interest Payment Date") at the rate of 4.125% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on this Security on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAQ9
Regulation S Note: U4058LAH6
3 Rule 144A Note: US40573LAQ95
Regulation S Note: USU4058LAH60

Annex 7 - 3

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 7 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 7 - 5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 7 - 6

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 4.125% Senior Notes due 2025
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,200,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time on or after September 15, 2025, the Company may redeem Securities of this series, in whole or in part, at a redemption price (the "Par Call Redemption Price") equal to 100% of the principal amount of the Securities of this series, plus any interest accrued but not paid to, but excluding, the Redemption Date.

At any time prior to September 15, 2025, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities of this series to be redeemed from the Redemption Date to September 15, 2025, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").

Unless the Company defaults in payment of the Par Call Redemption Price or the Fixed Rate Make Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.
In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Securities to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.

Annex 7 - 7

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that such Securities mature on September 15, 2025).
"Comparable Treasury Price" means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. New York City time on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Annex 7 - 8

If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").
In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.

Annex 7 - 9

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

Annex 7 - 10

"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".

Annex 7 - 11

"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Annex 7 - 12

The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

Annex 7 - 13

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 7 - 14

ASSIGNMENT FORM
I or we assign and transfer this Security to: ____________________________________
Insert social security or other identifying number of assignee

____________________________________
Print or type name, address and zip code of assignee
____________________________________
____________________________________
and irrevocably appoint ____________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date:____________________________________
Signed ____________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 7 - 15

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 7 - 16

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:____________________________________
Notice: To be executed by an executive officer

Annex 7 - 17

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  4.125% Senior Notes due 2025
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	Name: Title:
Dated:  _______________________

Annex 7 - 18

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 7 - 19

ANNEX 8
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE

Annex 8 - 1

YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only
Annex 8 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 4.375% Senior Notes due 2028
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on October 15, 2028 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2019, and on the Maturity of this Security, (each an "Interest Payment Date") at the rate of 4.375% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on this Security on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAS5
Regulation S Note: U4058LAJ2
3 Rule 144A Note: US40573LAS51
Regulation S Note: USU4058LAJ27

Annex 8 - 3

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 8 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 8 - 5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 8 - 6

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 4.375% Senior Notes due 2028
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,800,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time on or after July 15, 2028, the Company may redeem Securities of this series, in whole or in part, at a redemption price (the "Par Call Redemption Price") equal to 100% of the principal amount of the Securities of this series, plus any interest accrued but not paid to, but excluding, the Redemption Date.

At any time prior to July 15, 2028, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities of this series to be redeemed from the Redemption Date to July 15, 2028, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").

Unless the Company defaults in payment of the Par Call Redemption Price or the Fixed Rate Make Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.
In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Securities to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.

Annex 8 - 7

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that such Securities mature on July 15, 2028).
"Comparable Treasury Price" means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. New York City time on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Annex 8 - 8

If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").
In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.

Annex 8 - 9

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

Annex 8 - 10

"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".

Annex 8 - 11

"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Annex 8 - 12

The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

Annex 8 - 13

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 8 - 14

ASSIGNMENT FORM
I or we assign and transfer this Security to: __________________________________________
Insert social security or other identifying number of assignee

__________________________________________
Print or type name, address and zip code of assignee
__________________________________________
__________________________________________
and irrevocably appoint __________________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date:__________________________________________
Signed __________________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 8 - 15

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 8 - 16

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:
Notice: To be executed by an executive officer

Annex 8 - 17

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  4.375% Senior Notes due 2028
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	Name: Title:
Dated:  _______________________

Annex 8 - 18

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 8 - 19

ANNEX 9
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE

Annex 9 - 1

YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only
Annex 9 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 4.800% Senior Notes due 2038
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on August 15, 2038 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2019, and on the Maturity of this Security, (each an "Interest Payment Date") at the rate of 4.800% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on this Security on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAU0
Regulation S Note: U4058LAK9
3 Rule 144A Note: US40573LAU08
Regulation S Note: USU4058LAK99

Annex 9 - 3

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 9 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By:
Name:
Title:
Attest:

Name:
Title:

Annex 9 - 5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: Authorized Signatory

Annex 9 - 6

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 4.800% Senior Notes due 2038
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,200,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time on or after February 15, 2038, the Company may redeem Securities of this series, in whole or in part, at a redemption price (the "Par Call Redemption Price") equal to 100% of the principal amount of the Securities of this series, plus any interest accrued but not paid to, but excluding, the Redemption Date.

At any time prior to February 15, 2038, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities of this series to be redeemed from the Redemption Date to February 15, 2038, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").

Unless the Company defaults in payment of the Par Call Redemption Price or the Fixed Rate Make Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.
In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Securities to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.

Annex 9 - 7

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that such Securities mature on February 15, 2038).
"Comparable Treasury Price" means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. New York City time on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Annex 9 - 8

If (x) the consummation of the Acquisition (as defined below) does not occur on or before September 4, 2019 or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Acquisition (the "Special Mandatory Redemption Trigger Date"), the Company will be required to redeem the Securities of this series then Outstanding (such redemption, the "Special Mandatory Redemption") at a redemption price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the "Special Mandatory Redemption Price").
In the event that the Company becomes obligated to redeem the Securities of this series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than five (5) business days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series will be redeemed (the "Special Mandatory Redemption Date," which date shall be no later than the third (3rd) Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Securities of this series to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered Holder of the Securities of this series to be redeemed.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Securities of this series to be redeemed.
Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.
"Acquisition" means the acquisition by the Company of Cigna and its subsidiaries and Express Scripts and its subsidiaries.
If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.

Annex 9 - 9

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.
On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

Annex 9 - 10

"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".

Annex 9 - 11

"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Annex 9 - 12

The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.
No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

Annex 9 - 13

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 9 - 14

ASSIGNMENT FORM
I or we assign and transfer this Security to: _______________________________________________
Insert social security or other identifying number of assignee

_______________________________________________
Print or type name, address and zip code of assignee

_______________________________________________

_______________________________________________
and irrevocably appoint _______________________________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date: _______________________________________________
Signed _______________________________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 9 - 15

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 9 - 16

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:__________________
Notice: To be executed by an executive officer

Annex 9 - 17

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  4.800% Senior Notes due 2038
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	___________________________________ Name: Title:
Dated:  _______________________

Annex 9 - 18

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 9 - 19

ANNEX 10
FORM OF FACE OF INITIAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT
(1) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR
(2) IT IS NOT A "U.S. PERSON" AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT).
NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS [IN THE CASE OF RULE 144A NOTES: ONE

Annex 10 - 1

YEAR][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]1

1 NTD: 144A notes only

Annex 10 - 2

FORM OF NOTE
HALFMOON PARENT, INC.
 4.900% Senior Notes due 2048
CUSIP:  [ ]2
ISIN:  [ ]3
No. [ ]
Principal Amount $[ ]
HALFMOON PARENT, INC., a Delaware corporation (herein called the "Company"), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [     ] Million Dollars ($[           ]) upon presentation and surrender of this Security on December 15, 2048 and to pay interest thereon accruing from September 17, 2018, or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2019, and on the Maturity of this Security, (each an "Interest Payment Date") at the rate of 4.900% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on this Security on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day (provided that if this Security is held by a securities depositary in book-entry form, the Regular Record Date for this Security will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid; provided, further, that interest payable at the relevant Maturity will be payable to the Persons to whom the principal of this Security is payable).  If an Interest Payment Date is not a Business Day, then such Interest Payment Date shall be the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

2 Rule 144A Note: 40573LAW6
Regulation S Note: U4058LAL7
3 Rule 144A Note: US40573LAW63
Regulation S Note: USU4058LAL72

Annex 10 - 3

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent's office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex 10 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
HALFMOON PARENT, INC.
By: ___________________________________
Name:
Title:
Attest:
___________________________________
Name:
Title:

Annex 10 - 5

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
 as Trustee
By: ___________________________________ Authorized Signatory

Annex 10 - 6

[REVERSE SIDE OF SECURITY]
HALFMOON PARENT, INC.
 4.900% Senior Notes due 2048
This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2018 (the "Base Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture and as may be further amended and supplemented, the "Indenture"), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,000,000,000, subject to future issuances of additional Securities pursuant to Section 3.01 of the Base Indenture.
At any time on or after June 15, 2048, the Company may redeem Securities of this series, in whole or in part, at a redemption price (the "Par Call Redemption Price") equal to 100% of the principal amount of the Securities of this series, plus any interest accrued but not paid to, but excluding, the Redemption Date.

At any time prior to June 15, 2048, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities of this series to be redeemed from the Redemption Date to June 15, 2048, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities being redeemed to but excluding the Redemption Date (the "Fixed Rate Make Whole Redemption Price").

Unless the Company defaults in payment of the Par Call Redemption Price or the Fixed Rate Make Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.
In the event of a redemption where the Fixed Rate Make Whole Redemption Price is payable, the Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the Depository at least fifteen (15) but not more than sixty (60) days before the Redemption Date, to each Holder of the Securities to be redeemed.  If less than all of the Senior Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 11.03 of the Base Indenture.

Annex 10 - 7

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that such Securities mature on June 15, 2048).
"Comparable Treasury Price" means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained by the Company.
"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company from time to time.
"Primary Treasury Dealer" means a primary U.S. government securities dealer in the United States.
"Reference Treasury Dealer" means each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and Citigroup Global Markets Inc. and their respective successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer for that dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. New York City time on the third (3rd) Business Day preceding such Redemption Date.
"Treasury Rate" means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release referred to in Clause (1) (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Annex 10 - 8

If a Change of Control Triggering Event occurs with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder (the "Change of Control Offer") of Securities of this series to repurchase any and all of such Holder's Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased plus accrued and unpaid interest, if any, thereon, to but excluding the date of repurchase (the "Change of Control Payment").  Within thirty (30) days following any Change of Control Triggering Event, the Company will mail (or otherwise deliver in accordance with the applicable procedures of the Depository) a notice to Holders of Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice, which date will be no less than fifteen (15) days and no more than sixty (60) days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depository) (the "Change of Control Payment Date"), pursuant to the procedures required hereby and described in such notice.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.
The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than thirty (30) days after the third party's scheduled Change of Control Payment Date.

Annex 10 - 9

On the Change of Control Payment Date, the Company will, to the extent lawful:
●	accept or cause a third party to accept for payment all Securities properly tendered pursuant to the Change of Control Offer;
●	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities properly tendered; and
●	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers' Certificate stating the principal amount of Securities being purchased.
"Below Investment Grade Rating Event" means the Securities of this series are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company's intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of such series of Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of such series of Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company's or the Trustee's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).
"Change of Control" means the occurrence of any of the following:  (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; provided, however, that (i) a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company and (ii) in no event will either of (A) the Acquisition or any transaction undertaken in connection therewith or (B) the Required Merger be deemed to involve a Change of Control.  For purposes of this definition, "voting stock" of a person means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.
"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
"Fitch" means Fitch Ratings Inc. and any successor to its rating agency business.
"Investment Grade Rating" means a rating by Moody's equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody's), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of "Rating Agencies".
"Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.
"Rating Agencies" means (1) Moody's, S&P and Fitch; and (2) if any or all of Moody's, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company's control, a "nationally recognized statistical rating organization" within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company's Board of Directors) as a replacement agency for any of Moody's, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series, as applicable.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, and any successor to its rating agency business.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.

Annex 10 - 10

The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent's office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in fully registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 of the Base Indenture not involving any transfer.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture provides that the Company, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

Annex 10 - 11

No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, officer, director, employee, or agent, as such, of the Company or of any successor Person thereof, whether by virtue of any law, statute or constitutional provision, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.
If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Annex 10 - 12

ASSIGNMENT FORM
I or we assign and transfer this Security to: _______________________________
Insert social security or other identifying number of assignee

_______________________________
Print or type name, address and zip code of assignee
_______________________________
_______________________________
and irrevocably appoint _______________________________, as agent, to transfer this Security on the books of the Company.
The agent may substitute another to act for him.
Date: _______________________________
Signed _______________________________
(Sign exactly as name appears on the
 other side of this Security)
Signature Guarantee*:
*
Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex 10 - 13

FORM OF TRANSFER CERTIFICATE
In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)	☐	to the Company; or
(2)	☐	pursuant to an effective registration statement under the Securities Act; or
(3)	☐	inside the United States to a person reasonably believed to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or
(4)	☐	in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.
Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Annex 10 - 14

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Dated:
Notice: To be executed by an executive officer

Annex 10 - 15

FORM OF EXCHANGE CERTIFICATE
Halfmoon Parent, Inc.
Two Liberty Place
1601 Chestnut Street
Philadelphia, Pennsylvania 19192

US Bank, National Association
100 Wall Street, 16th Floor
New York, New York 10005

Re:  4.900% Senior Notes due 2048
Reference is hereby made to the Indenture, dated as of September 17, 2018 (the "Base Indenture") and the Supplemental Indenture No. 1 thereto, dated as of September 17, 2018 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), between HALFMOON PARENT, INC., a Delaware corporation, as issuer and US BANK, NATIONAL ASSOCIATION, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
___________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the "Exchange").  In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner's Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.
[Insert Name of Transferor]
By:	_______________________________ Name: Title:
Dated:  _______________________

Annex 10 - 16

[TO BE ATTACHED TO GLOBAL NOTES]

 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:
Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

Annex 10 - 17